UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 9, 2010

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34473	20-2533768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4101 Research Commons
79 T.W. Alexander Drive

 Research Triangle Park, North Carolina  27709

(Address of principal executive offices)

                                   (919) 316-6300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 9, 2010, Talecris Biotherapeutics Holdings Corp. (“Talecris”) issued a press release announcing that Talecris and Grifols S.A. have each received a request for additional information and documentary material, often referred to as a “Second Request,” from the U.S. Federal Trade Commission (“FTC”) in connection with their proposed merger.

The proposed merger must undergo regulatory review by the FTC under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), and Talecris originally filed its notification with the FTC on July 6, 2010. The Second Request from the FTC is a part of the regulatory process under the HSR Act. Talecris is in the process of gathering information in response to the Second Request and is working cooperatively with the FTC as it reviews the proposed merger.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release, dated August 9, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talecris Biotheraputics Holdings Corp. (Registrant)
Date: August 9, 2010	/s/ John F. Gaither, Jr. Name: John F. Gaither, Jr. Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release, dated August 9, 2010